                                                                   Exhibit 10.18

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT TO LEASE is entered into this day of February, 1989, between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, and its respective assigns, (hereinafter referred to as "Landlord"), and DATAMAX CORPORATION, a Delaware corporation, (hereinafter referred to as "Tenant").

                                   RECITALS:

     1. On January 27, 1989, Landlord and Tenant entered into a Lease Agreement for "demised premises" consisting of approximately 49,200 square feet, being a portion of Building Number 606, Units A and B, on Parkway Commerce Boulevard, Orlando, Florida 32810, situated upon real property described as follows:

         Lots 8 and 9, PARKWAY CENTER, Phase I, according to the plat thereof as recorded in Plat Book 8, Page 2, Public Records of Orange County, Florida.

     2. Landlord and Tenant desire to amend and modify the Lease as described in this First Amendment to Lease, but otherwise ratifying and confirming the terms of the Lease.

                                   AGREEMENT

     IN CONSIDERATION of the mutual covenants contained in this agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, it is agreed as follows:


     1. Section 2.01, 2.2, and 2,3 (of Article II) are hereby deleted in their entirety and the following sections are substituted in their place:

          1.1 Tenant hereby covenants and agrees, subject to the terms and conditions hereinafter set forth, to have the walls painted, replace damaged ceiling tiles, and replace worn or dis colored carpeting in the Demised Premises, and Landlord shall be responsible for the costs of such refurbishment up to the sum of THIRTY-FIVE THOUSAND AND NO/100 DOLLARS ($35,000.00), In the event that the total costs of such refurbishment do not amount to THIRTY-FIVE THOUSAND AND NO/100 DOLLARS ($35,000.00), then the unspent balance shall serve as a credit to Tenant for leasehold improvements installed by Tenant. Such leasehold improvements shall be and consist of partitioning of office spaces in the Demised Premises. Such THIRTY-FIVE THOUSAND AND NO/100 DOLLARS ($35,000.00) shall be paid as follows by Landlord to Tenant in order to accomplish the refurbishment and any Tenant improvements: Upon execution of this First Amendment to Lease, Landlord shall pay to Tenant the sum of SEVENTEEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($17, 500.00), which Tenant shall use solely for such refurbishment. Upon the completion of all refurbishment in the Demised Premises satisfactory to Landlord, Landlord shall pay to Tenant the additional sum of SEVENTEEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($17,500.00). Notwithstanding anything in this Lease or otherwise to the contrary, Landlord's total liability for refurbishment and any improvements shall not exceed THIRTY-FIVE THOUSAND AND N0/100 DOLLARS ($35,000.00).

          1.2 After execution of this First Amendment to Lease by both parties hereto, Tenant shall deliver notice to Landlord of those contractors that Tenant has engaged to make the refurbishment and any improvements, with copies of the contract or agreement between Tenant and the contractor. Such contracts or agreements shall specifically provide that the contractor shall have no lien rights as against Landlord's interest in the Demised Premises.

          1.3 Upon obtaining any necessary permits, Tenant shall cause the commencement, and thereafter the completion, of the refurbishment as expeditiously as conditions shall reasonably permit.

     2. As amended in this First Amendment to Lease, Landlord and Tenant ratify and confirm the Lease as a valid, binding, legally enforceable, and subsisting agreement between Landlord and Tenant.

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Lease on the date first above written.

-----------------------------------------      ---------------------------------
Executed in the presence of the following      LANDLORD:
witnesses:
                                               JOHN HANCOCK MUTUAL LIFE
                                               INSURANCE COMPANY

                                               BY:
                                               PETER E. POTRYKUS, as its Senior
                                               Real Estate Management Officer
-----------------------------------------      ---------------------------------

                                               TENANT:

                                               DATAMAX CORPORATION

                                               By:


                           SECOND AMENDMENT TO LEASE
                           -------------------------

     THIS SECOND AMENDMENT TO LEASE is entered into this ______ day of _____________, 1990 between Park Center Properties, Assignee of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, and its respective assigns, (hereinafter referred to as "Landlord"), and DATAMAX CORPORATION, a Delaware corporation, (hereinafter referred to as "Tenant").

                                   RECITALS

     1. On January 27, 1989, Landlord and Tenant entered into a approximately 49,200 square feet, being a portion of Building Number 606, Units A and B, on Parkway Commerce Boulevard, Orlando, Florida 32808, situated upon real property described as follows:

          Lots 8 and 9, PARKWAY CENTER, Phase I, according to the plat thereof as recorded in Plat Book 8, Page 2, Public Records of Orange County, Florida.

and amended said Lease Agreement by entering into First Amendment to Lease dated February 1, 1989.

     2. Landlord and Tenant desire to further amend and modify the Lease as described in this second Amendment to Lease.

                                   AGREEMENT

     IN CONSIDERATION of the mutual covenants contained in this agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, it is agreed as follows:

     1. Effective July 1, 1990, the Lease is modified to provide for the addition to the "Demised Premises" of the 2,400 square feet contained in Unit F of Building Number 606 located as described in Article I, Section 1.l of the Lease.

     2. Monthly rental payments on the additional premises, Unit F shall commence on July 1, 1990 in the amount of $840.00 together with additional rental pursuant to the terms of the Lease and payment of all applicable Florida State Sales Tax on said amounts and shall continue until the termination of the Lease on January 31, 1994.

     3. Effective July 1, 1990, Tenant's share of costs and expenses as outlined in Article IV, Section 4.2, is amended to 58% of all such costs and expenses.

     4. Landlord and Tenant agree that Unit F, Building 606, is leased by Tenant in an "as is" condition and Landlord shall make no improvements whatsoever to the space.

     5. As further amended in this Second Amendment to Lease, Landlord and Tenant ratify and confirm and Lease as a valid, binding, legally enforceable, and subsisting agreement between Landlord and Tenant.

     6. Landlord shall not place or maintain or permit others to place or maintain any signs on the building or the land or any part of the land upon which the building is located other than tenant identification signs permitted by Landlord affixed to the front door of each tenant's space or the wall of the building adjoining the front door of such space. Notwithstanding the preceding sentence, Tenant shall continue to have the right to maintain its existing sign which abuts the right of way of John Young Parkway as well as its existing directional signs on the property. In the event that space becomes available in the multi-tenancy portion of the building and Tenant does not exercise option to take the available space, as outlined in Article XXVII of the Lease then Landlord may place a sign on the property advertising available space.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to Lease on the date first above written.

-----------------------------------------         ------------------------------
                                               LANDLORD:

                                               PARK CENTER PROPERTIES


                                               By:
                                                   Sanford B. Sheber
-----------------------------------------         ------------------------------

                                               TENANT:

                                               DATAMAX CORPORATION

                                               By:

                                                   William Daman, President

                           THIRD AMENDMENT TO LEASE

     THIS THIRD AMENDMENT TO LEASE is entered into this 10 day of November, 1994 between Park Center Properties, Assignee of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, and its respective assigns, (hereinafter referred to as "Landlord"), and DATAMAX CORPORATION, a Delaware corporation, (hereinafter referred to as "Tenant").

                                   RECITALS

     1. On January 27, 1989, Landlord and Tenant entered into a Lease Agreement for "demised premises" consisting of approximately 49,200 square feet, being a portion of Building Number 606, Units A and B, on Parkway Commerce Boulevard, Orlando, Florida 32808, situated upon real property described as follows:

     Lots 8 and 9 PARKWAY CENTER, Phase 1, according to the plat thereof as recorded in Plat Book 8, Page 2, Public Records of Orange County, Florida.

and amended said Lease Agreement by entering into First Amendment to Lease dated February 1, 1989, and further amended said Lease Agreement by entering into Second Amendment to Lease on July 1, 1990.

                                   AGREEMENT

     IN CONSIDERATION of mutual covenants contained in this agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, it is agreed as follows:

     1. Effective February 1, 1994, the Lease is modified to provide for the addition to the "Demised Premises" of 26,400 square feet contained in Units C through J of Building Number 606 located as described in Article 1, Section 1.1 of the Lease.

     2.   Monthly rental payments on the 75,600 square feet (all of Building
606) shall be at a rate of $4.305 per square foot. The extension shall be for a period of five (5) years and shall be triple net commencing February 1, 1994 and terminating January 31, 1999.

     3. Landlord agrees to upgrade the fire sprinkler systems as required by applicable fire codes for any new construction required by the Tenant provided that the new construction does not materially change the use of the space involved. This upgrade is to be at no charge to Tenant. Landlord further agrees to bear the cost of any water main expansion required to handle the upgraded fire sprinkler systems which may be installed pursuant to this provision. Tenant agrees that the existing fire separations shall be kept in place and any and all openings in such fire separations shall be properly fire rated.

     40. Effective February 1, 1994, the Tenant shall pay the costs and expenses of operating the building directly and discontinue monthly estimated payments to Landlord.

     50. Landlord will transmit property and intangible tax bills to Tenant immediately upon receipt and Tenant will make payment directly and return evidence of payment to Landlord.

     60. As further amended in this Third Amendment to Lease, Landlord and Tenant ratify and confirm the Lease is valid, binding legally enforceable, and subsisting agreement between Landlord and Tenant. All clauses of the original Leases not changed by this Amendment shall remain in force.

     IN WITNESS WHEREOF, the parties have executed this to Lease on the date first above written.

-----------------------------------------          -----------------------------
                                               LANDLORD:

                                               PARK CENTER PROPERTIES


                                               By:
                                                   Sanford B. Sheber
-----------------------------------------         ------------------------------

                                               TENANT:

                                               DATAMAX CORPORATION

                                               By:


                              MEMORANDUM OF LEASE


NAME OF LANDLORD:        PARK CENTER PROPERTIES, Assignee of JOHN HANCOCK MUTUAL
                         LIFE INSURANCE COMPANY, a Massachusetts corporation

NAME OF TENANT:          DATAMAX CORPORATION,  a Delaware corporation

DATE LEASE EXECUTED:     February 1, 1994


DESCRIPTION OF LEASED PREMISES IN THE FORM CONTAINED IN THE LEASE: The Landlord leased to Tenant that certain space containing approximately 75,600 square feet (all of Building Number 606) situated on Parkway Commerce Boulevard, Orlando, Florida, a more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof.

COMMENCEMENT DATE AND TERM OF LEASE: The term of this Lease shall commence on February 1, 1989, modified and continued on February 1, 1994, to terminate on January 31, 1999.

LIENS: Landlord's/fee owner's interest in the property described in Exhibit "A" shall not be subject to any liens for improvement by the Tenant.

TERMINATION: Landlord and Tenant agree to execute a termination and cancellation of this Memorandum upon the termination of the Lease.

     IN WITNESS WHEREOF, the parties has respectively executed this Memorandum of Lease this 10th day of November, 1994.

-----------------------------------------         ------------------------------
Signed, Sealed and delivered in the            LANDLORD:
presence of:
                                               PARK CENTER PROPERTIES


                                               By:
-----------------------------------------         ------------------------------

                                               TENANT:

                                               DATAMAX CORPORATION

                                               By:

                                                   William Daman, President

STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me this ______ day of _______, 1994, by _______________________ as Landlord/Agent for Park Center
Properties, a New York partnership.


                              _____________________________________________
                              Notary Public

                   (Print, type or stamp commissioned name of Notary Public) Personally known ________ or produced identification _______ Type of identification produced



STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me this 10th day of November, 1994, by _________________ as Tenant/Agent for Datamax Corporation, a Delaware corporation.




                              _____________________________________________
                              Notary Public

                   (Print, type or stamp commissioned name of Notary Public) Personally known ________ or produced identification _______ Type of identification produced ____________

                                     LEASE
                                     -----


LANDLORD:         JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

TENANT:           DATAMAX CORPORATION

GUARANTOR:        GTECH CORPORATION

PREMISES:         REAL PROPERTY AT PARKWAY CENTER, ORLANDO, FLORIDA

ARTICLE                                                                       PAGE
-------                                                                       ----
ARTICLE I         Demised Premises                                               2
ARTICLE II        Landlord's Refurbishment of Demised Premises                   2
ARTICLE III       Term of Lease                                                  3
ARTICLE IV        Rent                                                           3
ARTICLE V         Taxes and Assessments                                          4
ARTICLE VI        Utility Charges                                                5
ARTICLE VII       Hold Harmless                                                  5
ARTICLE VIII      Insurance                                                      5
ARTICLE IX        Repairs, Maintenance, Alterations and Removal of Equipment     7
ARTICLE X         Inspection of Premises by Landlord                             8
ARTICLE XI        Mechanic's Liens                                               8
ARTICLE XII       Damage or Destruction of Demised Premises                      9
ARTICLE XIII      Condemnation                                                  10
ARTICLE XIV       Use of Premises - Assignments                                 11
ARTICLE XV        Event of Default                                              11
ARTICLE XVI       Surrender of Premises                                         14
ARTICLE XVII      Strikes - War - Acts of God                                   15
ARTICLE XVIII     Cost of Litigation                                            15
ARTICLE XIX       Statement of Lease                                            15
ARTICLE XX        Rights Reserved by Landlord                                   16
ARTICLE XXI       Covenants of Quiet Enjoyment                                  16
ARTICLE XXII      Short Form Lease                                              16
ARTICLE XXIII     Subordination                                                 16
ARTICLE XXIV      Prepaid Rent and Security Deposit                             17
ARTICLE XXV       Holding over                                                  17
ARTICLE XXVI      General                                                       17
ARTICLE XXVII     Option to Lease Additional Space                              18
ARTICLE XXVIII    Radon Gas Notice                                              19
ARTICLE XXIX      Hazardous Substances Prohibited                               19

                                   L E A S E
                                   ---------

     THIS LEASE made and entered into on January 27, 1989, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (and its respective assigns, hereinafter collectively referred to as Landlord), and DATAMAX CORPORATION, a Delaware corporation (hereinafter referred to as Tenant), and GTECH CORPORATION, a Delaware corporation (hereinafter referred to as "Guarantor").

                             W I T N E S S E T H :
                             ---------------------

     The parties hereto mutually covenant and agree that Landlord in consideration of the rentals payable by Tenant, and the covenants and agreements to be kept, observed and performed by Tenant, has rented, demised and leased unto Tenant, and Tenant does hereby take and hire from Landlord, the demised premises (the Demised Premises), upon and subject to the covenants and conditions, restrictions, reservations, easements, rights and rights-of-way of record.

                                   ARTICLE I
                                   ---------

                                Demised Premises
                                ----------------

     I.1 The "Demised Premises", consist of approximately 49,200 square feet as shown on the legal description attached hereto and incorporated herein as Exhibit "A", which Demised Premises are a portion of Building No. 606, Units A & B, on Parkway Commerce Boulevard, Orlando, Florida 32808, located at PARKWAY CENTER, which building is situated on real property platted as Lots 8 and 9, Parkway Center, Phase I, being a portion of Section 4, Township 22 South, Range 29 East, Orange County, Florida, together with the appurtenances thereto and improvements thereon. TO HAVE AND TO HOLD the Demised Premises unto Tenant for the term of this Lease pursuant to the terms hereof.

                                   ARTICLE II
                                   ----------

                  Landlord's Refurbishment of Demised Premises
                  --------------------------------------------

    II.1 Landlord hereby covenants and agrees, subject to the terms and conditions hereinafter set forth, to have the walls painted, replace damaged ceiling tiles, and replace worn or discolored carpeting in the demised premises, at Landlord's expense and cost, but not to exceed in all events a total cost of THIRTY FIVE THOUSAND AND NO/100 DOLLARS ($35,000.00). Such refurbish ment shall be at the reasonable direction of Tenant. In the event the total costs of such refurbishment do not amount to THIRTY FIVE THOUSAND AND NO/100 DOLLARS ($35,000.00), then the unspent balance shall serve as a credit to Tenant for leasehold improvements installed by Tenant. such leasehold improvements shall be and consist of partitioning of office spaces in the Demised Premises. Notwithstanding anything in this Lease or otherwise to the contrary, Landlord's total liability for refurbishment and any improvements shall not exceed THIRTY FIVE THOUSAND AND NO/100 DOLLARS ($35,000.00).

     II.2 Upon execution of this Lease by both parties hereto, Tenant shall describe in writing those refurbishment requested and deliver such notice to Landlord. Landlord shall then deliver to Tenant price quotes on all refurbishment requested. Tenant shall then have twenty (20) days within which to object to such price quotes, and upon failure to do so such quotes shall be conclusive as to the total cost of refurbishment paid for by Landlord. In the event Tenant objects to any price quotes (within such twenty (20) days) , then if the parties cannot agree upon a price, bids shall be obtained from third party independent contractors acceptable to Tenant, which contractors shall perform the refurbishment.

     II.3 Upon obtaining any necessary permits, Landlord shall cause the commencement, and thereafter the completion, of said refurbishment as expeditiously as conditions shall reasonably permit.

     II.4 Subject to those items in need of refurbishment as described above, Landlord warrants that the Demised Premises, including all roofs, interior and exterior walls (except painting), floors, windows, glass, doors, plumbing, pipes, electrical systems, heating and air conditioning, equipment, machinery, and lighting systems are in good condition, proper state of repair and operating order and radon gas levels do not exceed federal -and state guidelines at the commencement of the term of this Lease. Tenant shall have a period of thirty
(30) days following the commencement of the term of this Lease to make written objections to any claimed defects in the Demised Premises other than those items in need of refurbishment, or as not being in the condition, repair or operating order as warranted by Landlord. In the event no objections are made by Tenant within said time period, then Tenant conclusively shall be deemed to have approved and accepted the Demised Premises as the same existed at the commencement of the term of this Lease, and any maintenance, upkeep, repairs, and any compliance with federal, state, and local regulations, guidelines, or laws shall be solely Tenant's responsibility as hereafter provided in this Lease. Landlord shall use due diligence to correct any reasonable and valid objections made by Tenant.

     II.5 Landlord further agrees that for the first year following commencement of the term hereof, it will enforce for the benefit of Landlord and Tenant any and all guaranties which may be made by any contractor or subcontractor with respect to the roof and exterior painting of the Demised Premises; thereafter, providing Landlord does not choose to enforce such guaranties, Landlord shall assign such guaranties to Tenant and permit Tenant to enforce the same as Tenant may determine. The foregoing sentence shall not be construed to require Landlord to obtain any such guaranties, but Landlord shall not voluntarily waive any guaranties customarily obtained.


                                  ARTICLE III
                                  -----------

                                 Term of Lease
                                 -------------

     The term of this Lease shall be for five (5) years. Said term, and Tenant's obligations hereunder, shall commence on February 1, 1989, and shall continue for five (5) years thereafter, subject, however, to the terms and conditions hereafter set forth.

                                  ARTICLE IV
                                  ----------

                                     Rent
                                     ----

     IV.1 Tenant agrees to pay to the Landlord at the office of Landlord, or at such other place as may be designated by Landlord from time to time, without any prior demand therefor and without any deduction or setoff whatsoever, the rent for Demised Premises as follows: Commencing the first (1st) day of February, the annual rent hereunder shall be TWO HUNDRED SIX THOUSAND SIX HUNDRED FORTY AND NO/100 U.S. DOLLARS ($206,640.00) which shall be payable in equal monthly installments of SEVENTEEN THOUSAND TWO HUNDRED TWENTY AND N0/100 U.S. DOLLARS ($17,220.00) each. In addition to the foregoing rent, the Tenant shall pay to the Landlord with each monthly installment of rent the applicable Florida State Sales Tax due on said rent or any other sums payable hereunder. The Landlord shall assume sale responsibility for filing any sales tax returns with respect to this Lease.

     IV.2 The fixed monthly rental hereinbefore set forth is to be a "net net net rental", as those terms are used and understood in the real property leasing business. Accordingly, and as additional rental hereunder, Tenant shall pay (as hereinafter provided) during the term of this Lease, and prorated to the date of the commencement and termination of the term hereof, all taxes and assessments levied against the Demised Premises, or any portion thereof, public utility and related costs and expenses, insurance premiums, expenses of occupying, operating, altering, maintaining and repairing the entire Demised Premises (subject however, to Landlord's obligations under Article 11, Sections
12.1 and 13.3 hereof) and any other expenses or charges which, during the term of this Lease, shall be levied, assessed or imposed by any governmental authority upon or with respect to, or incurred in connection with, the possession, occupation, operation, alteration, maintenance, repair and use of the Demised Premises, it being intended that this Lease shall result in a rental to be paid to Landlord, without additional cost of Landlord or diminution or offset hereto, in the fixed monthly amounts hereinbefore specified. For the first year, such additional rent is estimated to be TWO THOUSAND FOUR HUNDRED THIRTY-SIX AND N0/100 U.S. DOLLARS ($2,436.00) per month, which shall be paid monthly to Landlord on the first of each month without any prior demand therefor and without any deduction or set off whatsoever. At the beginning of each subsequent year of this Lease (after the first year) Landlord shall deliver to Tenant Landlord's new estimation of additional rent for the following year and Tenant shall pay monthly such new estimated additional rent in the manner provided for in the first year. At the end of the first year (or such fiscal or calendar year as designated by Landlord), and each year thereafter throughout the term of this Lease, the actual additional rent for the prior months shall be computed: any estimated additional rent paid to Landlord in excess of the actual additional rent shall be repaid to Tenant within twenty (20) days; and Tenant shall pay within twenty (20) days of notice any amounts by which the actual additional rent exceeds the estimated additional rent. Such additional rent is based upon Tenant's proportionate share of taxes, insurance, and all other costs and expenses as provided in this Lease, which share is initially based upon the 49,200 square feet of demised premises out of a total of the 75,600 square feet of Building 606, Parkway Center, i.e., Tenant's share of such costs and expenses shall (subject to Article XXVII) be initially 65% of all such costs and expenses. Subject to the provisions of Article V nothing in this paragraph shall be construed to require Tenant to pay any franchise or transfer taxes of Landlord growing out of or connected with this Lease or Landlord's right in and to the Demised Premises, or any income, excess profits,, or revenue tax of Landlord.

                                   ARTICLE V
                                   ---------

                             Taxes and Assessments
                             ---------------------

     V.1 Tenant shall pay as additional rent to Landlord, in addition to the rent otherwise payable to the Landlord hereunder, Tenant's proportionate share of the real estate taxes paid or payable by Landlord with respect to the land and building of which the Demised Premises is a part, Tenant's proportionate share of said taxes shall be determined by multiplying the taxes payable by the Landlord by a fraction of which the numerator shall be the number of square feet in the Demised Premises and the denominator which shall be the total amount of the square feet of the building of which the Demised Premises is a part. As soon as Landlord has paid the real property taxes as provided herein, the Landlord shall submit a copy of the receipted tax bill to Tenant together with a statement for Tenant's share of such taxes as provided in
Article 4.2. The term real property taxes shall mean and include all taxes and assessments, special or otherwise levied upon the Demised Premises if any portion of the term of this Lease shall consist of a portion of a calendar year, Tenant's prorated share of the taxes for such portion of such year shall be equitably prorated based upon the number of months consisting of such portion of such year to the entire calendar year.

                                  ARTICLE VI
                                  ----------

                Utility Charges; Common Area Maintenance; Etc.
                ---------------------------------------------

     VI.1 Tenant shall pay or cause to be paid all charges for water, gas, sewer, electricity, light, heat, air conditioning, power, telephone, fire protection waste pickup, or other services used, rendered or supplied solely to Tenant in connection with the Demised Premises and shall contract for the same in Tenant's own name. Any charges that cannot be actually calculated separately will be prorated in relation to footage occupied by Tenant of the entire building.

     VI.2 Tenant shall pay as additional rent its proportionate cost of all expenses, reasonably relating to the repair and maintenance in good condition of the Demised Premises and complex grounds, which complex grounds are described in Exhibit "B", which is attached to and incorporated by reference into this Lease. Tenant's proportionate share of said expenses shall be determined by multiplying the expenses payable by the Landlord by a fraction of which the numerator shall be the number of square feet in the Demised Premises and the denominator which shall be the total amount of the square feet of the building of which the Demised Premises is a part. Such costs shall be paid monthly based upon the prior year's actual expenses, Tenant, however, shall provide at its own cost the landscaping, mowing, hedging, and parking lot sweeping of the entire common area; provided however, that such maintenance shall be satisfactory to Landlord. If Landlord in its reasonable discretion, determines that Tenant's maintenance is unsatisfactory, then upon written notice, Landlord shall cause such common area maintenance to be performed and Tenant shall pay its prorata portion.

                                  ARTICLE VII
                                  -----------

                                 Hold Harmless
                                 -------------

     VII.1 Tenant covenants and agrees that, with the exception of liability deriving from fault or neglect by Landlord, its agents and assigns, and liability for which Landlord is a named insured, Landlord shall not at any time or to any extent whatsoever be liable, responsible, or in any way accountable for any loss, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person whomsoever may at any time be using, occupying or visiting the Demised Premises, or be in, on or about the same, whether such loss, injury, death or damage shall be caused by or in any way result from or arise out of any act, omission or negligence of Tenant or of any occupant, subtenant, visitor or user of any portion of the Premises, and Tenant shall forever indemnify, defend, hold and save Landlord free and harmless of , from and against any and all claims, liability, loss or damage whatsoever, including attorneys' fees, on account of any such loss, injury, death or damage.

                                 ARTICLE VIII
                                 ------------

                                   Insurance
                                   ---------

     VIII.1 Landlord shall, throughout the term of this Lease, keep constantly insured against loss or damage by earthquake and fire, and those perils included from time to time in the so-called Florida form of extended coverage insurance endorsement including vandalism and malicious mischief, all buildings and improvements which may from time to time be upon or a part of the Demised Premises, in an amount equal to the full replacement cost as determined by Landlord. Tenant shall pay as additional rent to the Landlord, Tenant's proportionate share of the cost of the insurance to be carried pursuant to this
Article 8.1, Tenant's proportionate share of the cost thereof to be determined by multiplying the annual premium cost for said policy or policies by a fraction, of which the numerator shall be the number of square feet in the Demised Premises and the denominator which shall be the total amount of the square feet in the building of which the Demised Premises is a part, and the resulting figure therefore being the amount that Tenant shall pay to the Landlord monthly pursuant to Article 4.2 or at such time as a statement is rendered by Landlord to Tenant of the amount due Landlord as Tenant's proportionate share of said insurance costs. Such insurance shall have attached thereto such form of lender's loss payable endorsement as any institutional lender to Landlord may require.

     VIII.2 Landlord and Tenant agree that if the building and improvements at any time forming a part of the Demised Premises shall be damaged or destroyed by fire, vandalism, or malicious mischief, or extended coverage endorsement perils, or if any of Tenant's fixtures, furniture, merchandise or other property, real or personal, be damaged or destroyed from any cause covered by a fire insurance policy obtained by Tenant, then and to the extent allowable without invalidating such insurance, and whether or not such damage or destruction was caused by the negligence of the other party, neither party shall have any liability to the other nor to any insurer of the other for or in respect of such damage or destruction; and, if obtainable, each party shall require all policies of fire or other insurance carried by such party during the term of this Lease upon the Demised Premises or contents thereof or therein to be endorsed with a provision in and by which the insurer designated therein shall waive its right of subrogation against the other party.

     VIII.3 During the entire term of this Lease, Tenant, at Tenant's sole cost and expense, shall procure and maintain in full force and effect general property and personal injury liability insurance in the minimum amount of Two Million and no/100 Dollars ($2,000,000.00) insuring against all liability of Tenant with respect to the Demised Premises or arising out of the maintenance, use or occupancy thereof. All such insurance shall insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and injury to or damage to property in Article VII contained herein; the limits of said policies shall not limit the liability of Tenant under this Lease. In the event that either party hereto shall at any time deem the limits of any such liability insurance then carried to be insufficient, the parties shall endeavor to agree upon the proper and reasonable limits for such insurance then to be carried. If the parties shall be unable to agree thereon, the reasonable limits for such insurance shall be determined by an impartial third person knowledgeable of insurance risk matters, selected by the parties, or should they be unable to agree upon a selection of an impartial third persons the impartial third person shall be chosen by the Presiding Judge of the Circuit Court of orange County, Florida, upon application by either party (with notice to the other party) of the time and place of application and the decision of such impartial third person as to such limits then to be carried shall be binding upon the parties. Such insurance shall be carried with the limits as thus agreed upon or determined until such limits shall again be changed pursuant to the provisions of this paragraph. The expenses of such determination shall be borne equally between Landlord and Tenant.

     VIII.4 All of the insurance provided for under this Article VIII and all renewals thereof shall be issued by such good, responsible and standard companies authorized as to do business in Florida and in such form and substance as are reasonably approved by Landlord. The policy or policies of insurance provided for in Article 8.1 hereof shall be payable to Landlord, or to the owner and holder of any encumbrance of record on the Demised Premises, and Tenant agrees to endorse any check which might be made payable jointly to Landlord and Tenant by the insurance company in connection with such policy. Tenant agrees to comply with any reasonable request of the insurance carrier providing insurance described in Article 8.1, if the failure to comply therewith will cause cancellation of such insurance. All insurance obtained in accordance with
Article 8.3 shall be carried in the name of the Tenant and the Landlord shall be designated in the policy as an additional insured party. All policies provided for in this Article VIII shall expressly provide that the policy shall not be canceled or altered without thirty (30) days prior written notice to the other party, Neither Landlord nor Tenant shall do or permit to be done anything which will invalidate the insurance policies provided for in this Article. Upon the issuance thereof each such policy or a duplicate thereof required hereunder shall be delivered to the other party hereto. Tenant shall have the right to review the premium rates from time to time respecting all insurance provided for herein and to substitute carriers charging more competitive rates for the coverage upon Landlord's approval, shall not be unreasonably withheld. Tenant shall obtain such fire insurance and other insurance on Tenant's fixtures, furniture and other property, real or personal, as Tenant deems appropriate, and with which Landlord shall not otherwise be concerned.


                                  ARTICLE IX
                                  ----------

                       Repairs, Maintenance, Alterations
                       ---------------------------------
                           and Removal of Equipment
                           ------------------------

     IX.1 Tenant shall have the right, subject to prior written approval of Landlord, to make such additions alterations, changes and improvements to the Demised Premises as Tenant shall deem necessary or desirable; however, no addition alteration, change or improvement shall be made which will weaken the structural strength, lessen the value of, interfere with, or make inoperable any portion of the building or the building service equipment, or change the architectural appearance of any building. All additions, alterations, changes and improvements shall be made in workmanlike manner, in full compliance with all building laws and ordinances applicable thereto, they shall become a part of the Demised Premises, and all such improvements including all building service equipments, shall remain in and be surrendered as a part of the Demised Premises upon the termination of this Lease.

     IX.2 Landlord shall not be obligated to maintain nor to make any repairs, replacements, or renewals of any kind, nature or description whatsoever to the Demised Premises or any buildings or improvements thereon, except as provided in Articles II, XII and XIII hereof, and Tenant hereby expressly waives all rights to make repairs at Landlord's expense under any law now or thereafter enacted, except that if damage to or failure of any element covered by Landlord's warranties contained in Article 2.5 hereof (relating to exterior painting and the roof) shall require immediate attention to prevent damage to Tenant's fixtures or equipment, Tenant, after giving reasonable written notice to landlord and upon Landlord's failure to demand from any contractors or subcontractors who warranted work that they repair such damage, may proceed to make such repair at Tenant's sole cost.

     IX.3 Tenant shall take good care of the Demised Premises and shall, at the Tenant's own cost and expense, keep, maintain, and make all repairs to the same, including but not limited to maintenance and repair of all roofs, interior and exterior walls, floors, carpeting, windows, glass, doors, plumbing, pipes, electrical systems, heating and air conditioning, equipment, machinery, and lighting systems, except for usual and ordinary wear and tear by reasonable use and occupancy. Tenant shall comply with and abide by all federal, state, county, municipal, and other governmental statutes, ordinances, laws, and regulations affecting the Demised Premises, the improvements thereon, the business to be conducted therein and thereon by Tenant, or any activity or condition on or in the Demised Premises, and if any improvements to the Demised Premises shall be required by applicable law, Tenant shall make such improvements. Tenant further agrees that Tenant shall not commit or permit waste upon the Demised Premises.


                                   ARTICLE X
                                   ---------

                       Inspection of Premises by Landlord
                       ----------------------------------

     X.1 Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter the Demised Premises at all reasonable times during usual business hours for the purpose of (a) inspecting same, and (b) making such repairs or reconstruction to the Demised Premises required by or permitted to Landlord, and (c) performing any work therein that may be necessary by reason of Tenant's default under the terms of this Lease. Nothing herein shall imply any duty upon the part of Landlord to do any such work which, under the provisions of this Lease Tenant is required to perform, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work an the Demised premises, keep and store upon the parking area of or within the Demised Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for any inconvenience, annoyance, disturbance, loss of business, or other damage sustained by Tenant while making such repairs or the performance of any such work on the Demised Premises, or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof, except that Tenant's rental and other payment obligations hereunder shall abate to the extent Tenant is prevented from using all of the Demised Premises until such work shall be completed. Provided Tenant is in default, as defined in
Section 15.1 hereof, with respect to specified repairs or maintenance, in the event Landlord makes any such repairs or maintenance which Tenant has failed to do or perform, the cost thereof shall constitute additional rent and shall be paid to Landlord with the next installment of fixed monthly rental hereunder.

     X.2 Upon at least twenty-four (24) hours notice, Landlord is hereby given the right during usual business hours to enter the Demised Premises and to exhibit the same for purpose of sale or mortgage, and during the last twelve
(12) months of the term of "his Lease to exhibit the same to any prospective tenant. Landlord shall not unnecessarily disrupt Tenant's business when entering the Demised Premises.

                                  ARTICLE XI
                                  ----------

                               Mechanic's Liens
                               ----------------

     XI.1 Tenant covenants and agrees to keep all of the Demised Premises and every part thereof and all buildings and other improvements thereon free and clear of and from any and all mechanics materialmen's and other lions for work or labor done, services performed, materials, appliances, transportation or power contributed, used or furnished to be used in or about the Demised Premises for or in connection with any operations of Tenant, any alterations, improvements, repairs or additions, which Tenant may make or permit or cause to be made, or any work or construction by, for or permitted by Tenant on or about the Demised Premises, and at all times Tenant shall promptly and fully pay and discharge any and all claims upon which any such lien may or could be based; and Tenant shall save and hold Landlord and at all of the premises and all buildings and improvements thereon free and harmless of and from any and all such liens and claims of liens and suits or other proceedings pertaining thereto. Tenant, or any subtenant, assignee of Tenant, or other occupant of the Demised Premises, covenants and agrees to give landlord written notice not less than ten (10) days in advance of the commencement of any construction, alteration, addition, improvements or repair to the Demised Premises in order that Landlord may post appropriate notices of Landlord's non-responsibility. A sworn affidavit will be provided to the Landlord by the Tenant to show all bills are paid in full.

     XI.2 No mechanics' or materialmen's liens or mortgages, deeds of trust, or other liens of any character whatsoever created or suffered by Tenant shall in any way or to any extent affect the interest or rights of Landlord in any buildings or other improvements on the Demised Premises, or attach to or affect Landlord's title to or rights in the Demised Premises.

     XI.3 Tenant shall have the right to contest any mechanic's lien or other lien claim filed against the Demised Premises, provided that the Tenant shall bond said lien so that the same no longer constitutes a lien against the real property of Landlord and shall diligently prosecute any such contest, at all times effectually stay or prevent any official or judicial sale of the Demised Premises under execution or otherwise, and pay or otherwise satisfy any final judgment adjudging or enforcing such contested lien and thereafter procure and record satisfaction or release thereof.

                                  ARTICLE XII
                                  -----------

                   Damage or Destruction of Demised Premises
                   -----------------------------------------

     XII.1 In the event the building or other structures on the Demised Premises are damaged or destroyed, then Landlord shall repair and restore such improvements then owned by Landlord to their condition prior to said damage or destruction and this Lease shall continue in full force and effect. Landlord shall commence such repair or rebuilding with reasonable diligence and complete the same within one hundred eight (180) days after commencement. There shall be an abatement of rental payable under the provisions of Article IV only by reason of such damage or destruction or the time required to repair or rebuild in the proportion that the part of the Demised Premises rendered usable to Tenant bears to the whole thereof. The net proceeds, if any, of any insurance maintained, in force by Landlord at the expense of the Tenant in accordance with the terms of
Article 8.1 hereof, with the proceeds thereof payable to Landlord or any encumbrancer shall be applied by Landlord to the cost and expense of repair or rebuilding such damage or destruction, subject to reasonable con ditions and payable on the usual architect's certificates; but Landlord or any encumbrancer holding said insurance proceeds may withhold until completion and the expiration of the period within the time that mechanics or materialmen's liens may be filed and until receipt of satisfactory evidence that no liens exist, an amount reasonably necessary to insure completion of such repairs or rebuilding. If prior to Landlord's rebuilding it is determined that such rebuilding will reasonably take more than six (6) months, Landlord or Tenant may terminate this Lease by thirty (30) days written notice to the other party. if Landlord shall fail to complete its rebuilding hereunder within eight (8) months of such damage, notwithstanding the provisions of Article 17.1 hereof, Tenant may terminate this Lease upon notice to Landlord.


                                 ARTICLE XIII
                                 ------------

                                 Condemnation
                                 ------------

     XIII.1 If title to all or any portion of the Demised Premises be taken by any public or quasi-public use or authority under any statute or by right of eminent domain, or by private purchase in lieu thereof, then the rights of the parties to share in the condemnation award or purchase price thereby resulting shall be governed by the provisions of this Article XIII.

     XIII.2 Total Taking: Should more than 50% of the Demised Premises be taken in such a manner as to materially interfere with Tenant's use and occupancy thereof, then this Lease shall terminate as of the date that possession of said Demised Premises or part thereof be taken, and Landlord shall be entitled to (a) any amount paid for the taking of Landlord's fee interest in the Demised Premises, and (b) any severance damages included in the award, and
(c) any amount paid for the taking of the Demised Premises except that paid for any improvements made to the Demised Premises by Tenant which remain the property of Tenant, and (d) any amount which represents the present worth of rental payments to be made in the future under the provisions of this Lease which was not included in (a) above, and none of Landlord's interests in the above shall be subject to any diminution or apportionment whatsoever, except that notwithstanding anything contained herein to the contrary, Tenant shall be entitled to compensation for the unamortized value of any improvements made to the Demised Premises by Tenant of the area taken.

     XIII.3 Partial Taking: In the event of a partial taking of more than thirty percent (30%) of the Demised Premises which in Tenant's judgment materially interferes with Tenant's continued use and occupancy of the Demised Premises' Tenant shall have the right to terminate this Lease upon sixty (60) days prior written notice to Landlord. If notwithstanding such taking, Tenant does not elect to terminate within sixty (60) days of such taking, or in the event of the taking of less than thirty percent (30%) of the building area of the Demised Premises, then this Lease as to the part so taken only shall terminate as of' the date that possession of such part of the Demised Premises be so taken, and the fixed monthly rental and additional rental herein Provided for shall be reduced in proportion as the square footage of the Demised Premises so taken bears to the total Demised Premises area existing before such taking if this Lease is not terminated as provided herein, Landlord shall replace or repair the building facility constituting a portion of the Demised Premises by re-installing plumbing, electrical wiring, walls and paving, if necessary, so that said building facility shall be completely operable and an integral whole, but at a cost to Landlord not to exceed the condemnation award received by Landlord. If Landlord shall fail to complete such rebuilding so as to result in an integral whole within six months of such taking, notwithstanding the provisions of Section 17.1 hereof, Tenant may terminate this Lease upon notice to Landlord. In the event of such partial taking Landlord shall be entitled to
(a) any amounts paid for the taking of Landlord's fee interest in the demised premises, and (b) any severance damages included in the award and (c) any amount paid for the taking of the Demised Premises except that paid for any improvements made to the Demised Premises by Tenant which remain the property of Tenant, and (d) any amount which represents the present worth of rental payments to be made in the future under the provisions of this Lease as to the part taken which was not included in (a) above, and none of Landlord's interests in the above shall be subject to any diminution or apportionment whatsoever except that notwithstanding anything to the contrary contained herein, Tenant shall be entitled to compensation for the unamortized value of any improvements made to the demised premises by Tenant which were taken.

     XIII.4 Landlord and Tenant agree to execute all documents and assignments necessary to carry out this Article in the event of condemnation or purchase in lieu thereof.


                                  ARTICLE XIV
                                  -----------

                         Use of Premises - Assignments
                         -----------------------------

     XIV.1 Tenant shall have the right to use the Demised Premises for any lawful purpose within applicable zoning laws and regulations existing from time to time, except as otherwise prohibited or limited in this Lease.

     XIV.2 Tenant may not hypothecate this Lease without the written consent of Landlord.

     XIV.3 Tenant may assign this Lease or its rights and leasehold estate hereunder with the written consent of Landlord first had and obtained, which consent will not be unreasonably withheld or delayed. Tenant may without Landlord's consent assign this Lease or sublet all or a portion of the

Demised Premises to any corporation, partnership, trust, association or other business entity directly or indirectly controlling, controlled by or in common control with Tenant or to any successor by merger, consolidation or acquisition of all or substantially all of Tenant's assets. Tenant may sublet the Demised Premises to another party with the written consent of Landlord first had and obtained, which consent will not be unreasonably withheld or delayed. In the event of any assignment, subletting, or other transfer permitted under this Lease, or otherwise occurring (voluntary or involuntary, by agreement or by operation of law), any rent, additional rent, or other consideration, payments, compensation, or remuneration of whatever kind or nature received by Tenant in excess of the rent as provided in this Lease shall be and become the sole property of Landlord. No such assignment or subletting by Tenant, unless otherwise expressly agreed to by Landlord in writing, shall relieve or release Tenant from the obligations to pay rent and items in the nature of rent, as herein provided, and to do and perform all covenants and agreements herein made by Tenant, all of which Tenant shall continue to guaranty, notwithstanding any such assignment or subletting. Landlord reserves the right to approve any exterior signs which an assignee or sublessee intends to place in or upon the Demised Premises. Each assignee or sublessee acquiring this Lease by acceptance of an assignment or transfer by operation of law shall ipso facto assume, to be bound by, be obligated to perform, be entitled to enforce and acquire all rights and obligations of its assignor or sub-lessor under this Lease in the event of default of Tenant, and a subtenant is in possession Landlord at Landlord's option may succeed to the position of Tenant as to any subtenant or subtenants of Tenant.

                                   ARTICLE XV
                                   ----------

                                Event of Default
                                ----------------

     XV.1 This Lease is made on the conditions precedent and subsequent that if any one or more of the following events (herein sometimes referred to as a "default" or "event of default") shall happen:

          A. Tenant shall default in the due and punctual payment of fixed rent or additional rent payable hereunder, and such default shall continue for ten
(10) days after mailing of written notice to Tenant; or

          B. Tenant shall neglect or fail to perform or observe any of the covenants herein contained on Tenant's part to be Performed or observed, and Tenant shall fail to remedy the same within thirty (30) days after Landlord shall have given to Tenant written notice specifying such neglect or failure (or within such additional period, if any, as may be reasonably required to cure such default, if it is of such nature that it cannot be cured within said thirty-day (30) period); or

          C. This Lease or the Demised Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor of or claimant against Tenant, and said attachment shall not be discharge or disposed of within thirty (30) days after levy thereof; or

          D.  Tenant shall be involved in financial difficulties as evidenced by
(a) Tenant
admitting in writing Tenant's inability to pay Tenant's debts generally as they become due, or (b) Tenant filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now or in the future amended) or an answer or other pleading be filed by or on behalf of Tenant admitting the material allegations of such petition, or seeking, consenting to, or acquiescing in the relief provided for under such Act, or (c) Tenant making an assignment of all or a substantial part of Tenant's property for the benefit of its creditors, or (d) Tenant seeking or consenting to or acquiescing in the appointment of a receiver or trustee for all or a substantial part of Tenant's property or of the Demised Premises or of Tenant's interest in this Lease, or (e) Tenant being adjudicated a bankrupt or insolvent, or (f) the entry of a court order without Tenant's consent affecting Tenant's right to use or occupancy of the Demised Premises, which order shall not be vacated, set aside or stayed within 120 days from the date of entry, (provided rent is paid during such period); or (g) the appointment of a receiver or trustee for all or a substantial part of Tenant's property, or (h) Tenant's approving a petition filed against it for the effecting of an arrangement in bankruptcy or for a reorganization Pursuant to said Bankruptcy act, or for an judicial modification or alteration of the rights of creditors; then, in any such event, Landlord shall have the right at Landlord's election then or at any time thereafter, and while such event of default shall continue to either:

               (a) Give Tenant written notice of Landlord's intention to terminate this Lease on the date of such notice or on any later date specified therein, and on the date specified in such notice Tenant's right to the use, occupancy and possession of the Demised Premises shall cease and this Lease shall there"mon be terminated; or

               (b) To the extent permitted by applicable law, with three (3) days' notice, to re-enter and take possession of the Demised Premises or any part thereof and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove the effects of both or either therefrom (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of this Lease. Should Landlord elect to re-enter as provided in this subparagraph (b), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may (i) terminate this Lease; or (ii) from time to time, without terminating this Lease, relet the premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the premises, but reserving to Landlord the right at any time to thereafter elect to terminate this Lease as in subparagraph (a) provided. No such re-entry or taking possession of the premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

     XV.2 In the event that Landlord does not elect to terminate this Lease as permitted in subparagraph (a) of Article 15.1, but on the contrary elects to take possession as provided in subparagraph (b) of Article 15.1, then such repossession shall not relieve Tenant of Tenant's liabilities and obligations under this Lease, all of which shall survive such repossession. in the event of such repossession, Tenant shall pay the fixed rent and all additional rent and other sums as herein provided up to the time of termination of this Lease (which Landlord can declare at any time while Tenant remains in default), and thereafter Tenant, until the end of what would have been the term of this Lease, in the absence of such repossession (excluding any unexercised options to extend) and whether or not the Demised Premises shall have been relet, shall be liable to Landlord for and shall pay to Landlord as liquidated current damages:

          A. The fixed rent and additional rent as herein provided which would be payable hereunder if such possession had not occurred;

              LESS

          B. The net proceeds, if any, of any reletting of the Demised Premises, after deducting all of Landlord's reasonable expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, reasonable legal expenses and attorneys' fees, and reasonable expenses of preparation for remodeling for such reletting.

     Tenant shall pay such current damages to Landlord on the days on which the fixed rent would have been payable hereunder if Landlord had not repossessed, and Landlord shall be entitled to receive the same from Tenant on each such day.

     If this Lease is terminated by Landlord by reason of any default by Tenant, whether at the time of such default or at a later date, Landlord shall be entitled to recover from Tenant the worth at the time of such termination of the excess, if any, of the amount of rent reserved in this Lease for the balance of the term hereof (excluding any unexercised options to extend) over the then reasonable rental value of the premises for the same period. It is agreed that the "reasonable rental value" as used herein shall not exceed the amount of rental which Landlord can then obtain as rent for the remaining balance of the term under a written lease in the same form as this Lease.

     XV.3 In the event of any such re-entry by Landlord, Landlord may, at Landlord's option, require Tenant to remove from the premises any of Tenant's property located thereon. If Tenant fails to do so Landlord shall not be responsible for the care or safekeeping thereof and to the extent permitted by applicable law may remove any of the same from the demised premises and place the same in storage in a public warehouse at the cost, expense and risk of Tenant with authority to the warehouseman to sell the same in the event that Tenant shall fail to pay the costs of transportation and storage, all in accordance with the rules and regulations applicable to the operation of a public warehouseman's business. Any refusal by a public warehouseman to accept personal property located in the Demised Premises upon such conditions shall be conclusive evidence that the same is of not substantial value, and shall be an unconditional warrant to Landlord for disposing of the same in any manner Landlord may see fit, and without accountability for any alleged value thereof in any and all such cases of re-entry Landlord may make any repairs in, to or upon the Demised Premises which may be necessary, desirable or convenient, and excluding Landlord's fault or neglect Tenant hereby waives any and all claims for damages which may be caused or occasioned by such re-entry of any of the aforesaid acts of Landlord or by reason of any loss or destruction or damage to any property in or about the demised Premises or any part thereof.

     XV.4 It is expressly agreed that neither the taking of possession of the Demised Premises nor the institution of any proceedings by way of lawful detainer, ejectment, quiet title, or otherwise, to secure possession of said Demised Premises, nor the re-entry by Landlord with or without the institution of such proceedings, nor the rerenting or subletting of the Demised Premises, shall operate to terminate this Lease in whole or in part, nor of itself constitute an exercise of Landlord's option so to do, but only by the giving of the written notice clearly specifying termination shall such termination be effected.

     XV.5 Tenant further covenants and agrees that if Landlord fails or neglects for any reason to take advantage of any of the terms hereof providing for the termination of this Lease or for the termination or forfeiture of the estate hereby demised, or if Landlord, having the right to declare this Lease terminated or the estate hereby demised terminated or forfeited, shall fail so to do, any such failure or neglect of Landlord shall not be or be deemed or be construed to be a waiver of any provision for the termination of this Lease continuing to exist or for the termination or forfeiture of the estate hereby demised subsequently arising, or as a waiver of any of the covenants, terms or conditions of this Lease or of the prompt performance thereof by Tenant. None of the covenants, terms or conditions of this Lease can be waived except by the written consent of the party entitled to the benefits thereof.

                                  ARTICLE XVI
                                  -----------

                             Surrender of Premises
                             ---------------------

     XVI.1 Upon any termination of this Lease, whether by lapse of time, cancellation pursuant to an election provided for herein, forfeiture, or otherwise, Tenant shall surrender immediately possession of the Demised Premises and all buildings and improvements on the same to Landlord in good and tenantable repair, reasonable wear and tear, reconstruction required by reason of condemnation, and damage from fire or other casualty excepted. If possession be not immediately surrendered Landlord, to the extent permitted by applicable law, may forthwith enter the Demised Premises and repossess the same for any part thereof and expel and remove therefrom using such force as may be necessary, all persons and property, without being deemed guilty of any unlawful act and without prejudice to any other legal remedy available to Landlord. Landlord shall hold Demised Premises after any such re-entry free of any right, privilege or estate of Tenant and without any duty or obligation to Tenant in respect of any subsequent law, reletting or disposition of the Demised Premises.

     XVI.2 Upon the termination of this Lease, Tenant, if not in default hereunder at the time, shall have the right to remove, and if directed so to do by Landlord shall remove from the demised Premises, all furniture, furnishings, signs, and equipment (excluding building service equipment) then installed or in place in, on or about the Demised Premises; provided, however, Tenant shall make all repairs to the Demised Premises required because of such removal. If this Lease shall terminate at any time other than the time herein fixed as the expiration of the term, and occurring not due to a default by Tenant, then Tenant shall have a reasonable time thereafter to effect the removal of the foregoing items, not to exceed thirty (30) days. If any of such property shall remain on the Demised Premises after the end of the term hereof or time allowed to remove the same, such property shall be deemed abandoned by Tenant and it shall become the property of Landlord without any claim therein of Lessee should Landlord so elect.

     XVI.3 Upon termination of this Lease, Tenant shall surrender the Demised Premises in a "Broom-clean" condition, and Tenant shall fill or repair any holes or openings made by Tenant in the walls, roof or floor of the building remove any protuberance, and perform any maintenance or repairs required of Tenant by this Lease if directed so to do by Landlord, Tenant shall leave all improvements affixed to the Demised Premises and all right, title and interest therein of the Tenant shall immediately cease unless otherwise agreed to in writing.

                                  ARTICLE XVII
                                  ------------

                          Strikes - War - Acts of God
                          ---------------------------

     XVII.1 The time within which Landlord or Tenant is obligated herein to construct, repair or rebuild any buildings, improvement or other structure shall be extended and the performance excused when the delay is occasioned by the other party, strikes, threats of strikes, blackouts, war, threats of war, bombing, insurrection, invasion, acts of God, calamities, civil commotion, violent action of the elements, fire, action or regulations of any governmental authority, state, law or ordinances, impossibility of obtaining materials, weather conditions which impair or delay construction, or other matters or things whether similar or dissimilar to the foregoing, beyond the reasonable control of the obligated party.

                                 ARTICLE XVIII
                                 -------------

                               Cost of Litigation
                               ------------------

     XVIII.1 In the event that either party hereto brings any action or proceeding against the other party for possession of the Demised Premises or for the recovery of any sum due hereunder, or because of the breach of any covenant, condition, or provision hereof, or for any other relief against the other party, declaratory or otherwise, including appeals therefrom, and whether being an action based upon a tort or contract, then the successful party in any such proceeding shall recover from the other party, reasonable attorneys' fees and all costs of such action or proceeding which shall be enforceable whether or not such action or proceeding is prosecuted to final judgment, and including an allowance for attorneys fees on appeals and rehearings. Should Landlord be made a party to any suit or proceeding brought by any third party, arising by reason of Tenant's use or occupancy of the Demised Premises and not being a dispute essentially between Landlord and Tenant, then Tenant shall defend the same and landlord therein, at Tenant's sole cost and expense, and shall hold Landlord free and harmless from any liability, duty, obligation therein, including any attorneys' fees of Landlord.

                                  ARTICLE XIX
                                  -----------

                               Statement of Lease
                               ------------------

     XIX.1 Tenant agrees at any reasonable time and upon not less than 10 days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified in full force and effect as modified and stating modifications), and the dates to which rental or other sums have been paid in advance, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchase, mortgagee or assignee. Tenant shall also deliver to Landlord, upon Landlord's reasonable request therefor from time to time, Tenant*s latest financial statements which are not of a confidential nature or for intercompany use only.

                                   ARTICLE XX
                                   ----------

                          Rights Reserved by Landlord
                          ---------------------------

     XX.1 Landlord expressly reserves all rights in and with respect to the land hereby leased not inconsistent with Tenant's use Of the Demised Premises as in this Lease provided, including (without in anywise limiting the generality of the foregoing) the rights of landlord to enter upon the Demised Premises for itself or to give easements to others for the purpose of installing, using, maintaining, renewing and replacing such overhead or underground water, oil, gas, sewer, drainage, and other pipe lines, and telephone, electric, power, television and other lines, cables and conduits as Landlord may deem desirable in the neighborhood of the land hereby leased, whether owned by Landlord or not, all of which pipe lines, lines and conduits shall be buried to a sufficient depth or raised to a sufficient height so as not to interfere with the use or stability of the building or any other improvement comprising the Demised Premises.

                                  ARTICLE XXI
                                  -----------

                         Covenants of Quiet Employment
                         -----------------------------

     XXI.1 Landlord does hereby covenant, promise and agree to and with Tenant that Tenant, for so long as it is not in default hereof, shall and may at all times peaceably and quietly have, hold, use, occupy and possess the Demised Premises throughout the term of this lease without any litigation, suit, trouble, molestation or eviction by Landlord or any persons claiming by or through Landlord or claiming the Demised Premises.

                                  ARTICLE XXII
                                  ------------

                              Short Form of Lease
                              -------------------

     XXII.1 Simultaneously with the execution hereof, the parties shall execute a short from of memorandum of this lease agreement in such form as shall be furnished by Landlord which shall evidence the interest of the parties hereto. Said memorandum of lease shall be recorded only in the Public Records of orange County, Florida, with the permission of Landlord.

                                 ARTICLE XXIII
                                 -------------

                                 Subordination
                                 -------------

     XXIII.1 Tenant agrees that upon the request of Landlord, it will subordinate this Lease to the lien of any present or future mortgage or mortgages upon the Demised Premises, irrespective of the date of any such mortgage or mortgages, provided that the holder of any such future mortgage shall enter into an agreement with the Tenant that, in the event of foreclosure by the holder of any future mortgage or assignee thereof, this Lease and the rights of the Tenant hereunder shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the provisions of this Lease. Tenant agrees that it will upon the request of Landlord execute, acknowledge and deliver any and all instruments deemed by the Landlord Necessary or desirable to give effect to or notice of such subordination. Tenant further agrees that if it shall fail at any time to executer acknowledge, or deliver any such instrument requested by Landlord, Landlord may, in addition to any other remedies available to Landlord, execute, acknowledge and deliver such instrument as the attorneys-in-fact of Tenant and in tenant's names; and Tenant hereby makes, constitutes and irrevocably appoints Landlord as its attorney-in-fact for such purpose. No such instrument shall alter any of the terms of this Lease. The word "mortgage", as used herein includes mortgages, deeds of trust or other similar instruments and modifications, consolidations, extensions, renewals, replacements and substitutes thereof.

                                  ARTICLE XXIV
                                  ------------

                       Prepaid Rent and Security Deposit
                       ---------------------------------

     XXIV.1 As security for the faithful performance of the terms, covenants, conditions and provisions of this lease, as well as to indemnify Landlord from any damages, costs, expenses, real estate brokerage commissions or attorneys' fees to which Landlord may be put by reason of any default by Tenant, Tenant hereby agrees to deposit with Landlord, upon execution of this Lease, the sum of SEVENTEEN THOUSAND TWO HUNDRED TWENTY-TWO AND NO/100 DOLLARS ($17,222.00) as security deposit. If Tenant is not in default and has complied with all its obligations under the Lease, the security deposit together with interest thereon as hereinafter provided and any prepaid rent that has been subsequently paid to Landlord will be returned at the termination of the Lease, less the reasonable expense, if any, to restore the Demised Premises to the same condition as existed at the time of the signing hereof, less normal wear and tear. Landlord shall pay to Tenant quarterly interest upon the balance, if any, of the foregoing amounts, at the bank savings passbook rate of interest prevailing locally from time to time in orange County, Florida.

                                  ARTICLE XXV
                                  -----------

                                  Holding over
                                  ------------

     XXV.1 If Tenant remains in possession of the Demised Premises after the expiration of the term of this Lease or any extension or renewal hereof, such holding over shall not operate to extend or renew this Lease but shall be construed as a tenancy from month to month which may be terminated by Landlord upon thirty (30) days prior written notice if Tenant is then in default of this Lease, or by either party upon at least sixty (60) days prior written notice directed to the end of a calendar month. Such month to month tenancy by Tenant shall be subject to all the terms and provisions of this Lease, except that the monthly rental payable during the period of holding over shall be the rental set forth in Article IV, plus two percent (2%) of the amount of said rent per year increase from date of lease commencement.

                                  ARTICLE XXVI
                                  ------------

                                    General
                                    -------

     XXVI.1 The specific remedies to which Landlord or Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which they may be lawfully entitled in case of any breach or threatened breach by either of them or of any provision of this Lease.

     XXVI.2 The covenants and agreement herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns, subject to the provisions of this Lease.

     The term "Landlord", as used in this Lease, means only the owner for the time being of the land and building containing the Demised Premises, so that in the event of any sale of said land and building, or in the event of a lease of said entire building, the Landlord shall be and hereby is entirely released of all covenants and obligations of the Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or between the parties and the purchaser at any such sale of the land and the building or the lessee of the building, that said purchaser or said lessee has assumed and agreed to carry out any and all covenants and obligations of the Landlord hereunder.

     XXVI.3 Each covenant, agreement or stipulation by a party hereto shall be performed at such party's own cost and expense, without cost or expense to the other party. Any monetary obligations due from Tenant to Landlord which are not paid when due shall bear interest from the due date until paid to Landlord at the rate of ten percent (10%) per annum, and such interest shall be paid at the time of payment of the principal obligation as a condition of remedy of such principal obligation.

     XXVI.4 Any notice or demand required or permitted by law or by an of the provisions of this Lease shall be in writing. All notices or demands by Landlord to Tenant shall be deemed to have been properly given when served personally on tenant or when sent by registered or certified mail, postage prepaid, addressed to Tenant at the address of the Demised Promises, with a copy thereof sent simultaneously to attention: President, DATAMAX CORPORATION, Building 606, 4500 Parkway Commerce Boulevard, Orlando, Florida 32810, with a copy to Office of General Counsel, GTECH Corporation, 101 Dyer Street, Providence, RI 02903. All notices or demands by Tenant to Landlord shall be deemed to have been properly given if served personally on Landlord or when sent by registered or certified mail, postage prepaid, addressed to Landlord at John Hancock Properties, Inc., Post Office Box 111, 2 Copley Place, Suite 200, Boston, MA 02117. Either party hereto may change the place to which notices are to be given by advising the other party in writing.

     XXVI.5 The headings or captions of Articles in this Lease are for convenience and reference only, and they in no way define, limit, or describe the scope or intent of this Lease or the provisions of such Articles.

     XXVI.6 Time is hereby expressly declared to be of the essence of this Lease and of each and every covenant, term, condition or provisions hereof.

     XXVI.7 The agreement may be executed in several counterparts, each of which shall constitute an original.

                                 ARTICLE XXVII
                                 -------------

                        Option to Lease Additional Space
                        --------------------------------

          XXVII.1 Provided Tenant is not in default hereunder either on the date it exercises the within option or on the date of commencement of leasing of the additional premises which may be leased pursuant to this Article, Tenant shall have the first right to lease additional space in the building of which the Demised Premises are a part, for a term which is not less than the term remaining on the original term of this Lease, said additional premises being in that portion of the building known as a multi-tenancy area. The multitenancy area consists of approximately 26,400 square feet, divided into bays of from 2400 square feet to 3600 square feet. The Tenant's right to lease said additional premises is subject to said additional premises not being occupied and leased by other Tenants. of Landlord. Tenant's option to lease said additional space shall exist during the original term of this lease or the extension thereof, if any. In the event said additional premises are available for lease by Tenant, the rental rates shall be at the prevailing market rate charged by Landlord and other terms for said additional space shall be as agreed upon between Landlord and Tenant. Tenant shall be notified in writing as to the availability of such additional space as aforesaid. Upon receipt of such notification, Tenant shall have a period of ten (10) days in which to notify Landlord whether Tenant will lease said additional premises pursuant to the provisions of this paragraph and this Lease. if Tenant leases the additional premises as provided herein, the rental shall be payable in equal monthly installments over the period the additional premises shall be leased, together with additional rental pursuant to the terms of this Lease and payment of all applicable Florida State Sales Tax on said amounts.

                                 ARTICLE XXVIII
                                 --------------

                                Radon Gas Notice
                                ----------------

          XXVIII.1 RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT. SEE SECTION 404.056, FLORIDA STATUTES.

                                  ARTICLE XXIX
                                  ------------

                         Hazardous Substances Prohibit"
                         ------------------------------

          Tenant shall not utilize the Demised Premises any part thereof, to treat, deposit, store, dispose of, or place any hazardous substance, as defined by 41 U.S.C.A. Section 9601 (A); nor shall Tenant authorize any other person or entity to treat, deposit, store, dispose of, or place any hazardous substance, as defined above, on the Demised Premises or any part thereof.

          In the event a release or threatened release of a hazardous substance occurs on the Demised Premises, which subjects Landlord to liability or claims under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.A. Section 9607, under the Florida

Resource Recovery and Management Act, Florida Statute Section 504.727 (1983), or under any other statutory or common law, Tenant agrees to indemnify, hold harmless and defend Landlord from and against any such liability or claims regardless of whether Landlord is responsible for such release or threatened release.

          Tenant is expressly prohibited from engaging in any business in which hazardous substances or hazardous waste are produced (either as a primary or incidental product of Tenant's business), stored, held, brought upon, warehoused, manufactured, or disposed of upon the Demised Premises.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above set forth.

-------------------------------------     --------------------------------------
Witnesses:                             LANDLORD:

                                       JOHN HANCOCK MUTUAL LIFE
                                       INSURANCE COMPANY
     Wetness as to Landlord
                                       By:  JOHN HANCOCK PROPERTIES,
                                            INC.


                                       By:
                                            Peter E. Potrykus, as its Senior
     Witness as to Landlord                 Real Estate Management Officer

(Corporate Seal)

-------------------------------------     --------------------------------------
                                       TENANT:

                                       DATAMAX CORPORATION

                                       By:
                                            Willem Daman, as its President


(Corporate Seal)

                                  EXHIBIT "A"
                                  -----------

                                     (New)

               LOTS 8 and 9, PARKWAY CENTER PHASE 1, according to the Plat thereof, as recorded in Plat Book 8.
               Page 2 p of the Public Records of Orange County,
               Florida.


                                      -1-